EXHIBIT 4.1

                                 TRUST AGREEMENT


     TRUST AGREEMENT, between MS Structured Asset Corp. (the "Depositor") and LaSalle Bank National Association (the "Trustee"), made as of the date set forth in Schedule I attached hereto, which Schedule together with Schedules II and III attached hereto, are made a part hereof. The terms of the Standard Terms for Trust Agreements, dated March 5, 2003 (the "Standard Terms") are, except to the extent otherwise expressly stated, hereby incorporated by reference herein in their entirety with the same force and effect as though set forth herein. Capitalized terms used herein and not defined shall have the meanings defined in the Standard Terms. References to "herein", "hereunder", "this Trust Agreement" and the like shall include the Schedule I attached hereto and the Standard Terms so incorporated by reference.

     WHEREAS, the Depositor and the Trustee desire to establish the Trust identified in Schedule I attached hereto (the "Trust") for the primary purposes of (i) holding the Underlying Securities, (ii) entering into any Swap Agreement with the Swap Counterparty and (iii) issuing the Units;

     WHEREAS, the Depositor desires that the respective beneficial interests in the Trust be divided into transferable fractional shares, such shares to be represented by the Units;

     WHEREAS, the Depositor desires to appoint the Trustee as trustee of the Trust and the Trustee desires to accept such appointment;

     WHEREAS, the Depositor shall transfer, convey and assign to the Trust without recourse, and the Trust shall acquire, all of the Depositor's right, title and interest in and under the Underlying Securities and other property identified in Schedule II to the Trust Agreement (the "Trust Property"); and

     WHEREAS, the Trust agrees to acquire the Trust Property specified herein in consideration for Units having an initial Unit Principal Balance and an initial Notional Amount, as applicable, identified in Schedule I attached hereto, subject to the terms and conditions specified in the Trust Agreement;

     NOW THEREFORE, the Depositor hereby appoints the Trustee as trustee hereunder and hereby requests the Trustee to receive the Underlying Securities from the Depositor and to issue in accordance with the instructions of the Depositor Units having the terms specified in Schedule I attached hereto, and the Trustee accepts such appointment and, for itself and its successors and assigns, hereby declares that it shall hold all the estate, right, title and interest in any property contributed to the trust account established hereunder (except property to be applied to the payment or reimbursement of or by the Trustee for any fees or expenses which under the terms hereof is to be so applied) in trust for the benefit of all present and future Holders of the fractional shares of beneficial interest issued hereunder, namely, the Unitholders, and subject to the terms and provisions hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of the date set forth in the Schedule I attached hereto.

                              LASALLE BANK NATIONAL ASSOCIATION
                                as Trustee on behalf of the Trust identified in Schedule I hereto, and not in its individual capacity



                              By:  /s/ Ann M. Kelly
                                   ----------------------------
                                   Name:   Ann M. Kelly
                                   Title:  Assistant Vice President


                              MS STRUCTURED ASSET CORP.



                              By: /s/ John Kehoe
                                  ----------------------------
                                   Name:  John Kehoe
                                   Title: Vice President



Attachments: Schedules I, II and III




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                                   Schedule I
                           (Terms of Trust and Units)

Trust:                                      SATURNS Trust No. 2003-6

Date of Trust Agreement:                    April 3, 2003

Trustee:                                    LaSalle Bank National Association

 Units:                                     The Trust will issue two classes of
                                            Units: the Class A Units and the
                                            Class B Units. Only the Class A
                                            Units will be publicly offered.

Initial Unit Principal Balance
of the Class A Units:                       $80,000,000

Initial Notional Amount
of the Class B Units:                       $80,000,000

Issue Price of Units:                       Class A Units: 100%

                                            Class B Units:

                                            As specified by the Depositor

Number of Units:                            Class A Units:

                                            3,200,000 (Unit Principal Balance of
                                            $25 each)

                                            Class B Units:

                                            As specified by the Depositor

Minimum Denomination:                       Class A Units:

                                            $25 and $25 increments in excess
                                            thereof. Each $25 of Unit Principal
                                            Balance is a Unit.

                                            Class B Units:

                                            $100,000 and $1,000 increments in
                                            excess thereof.

Cut-off Date:                               April 3, 2003

Closing Date:                               April 3, 2003

Specified Currency:                         United States dollars

Business Day:                               New York, New York and Chicago,
                                            Illinois

Interest Rate:                              Class A Units:

                                            6.000% per annum on the basis of a
                                            360 day year consisting of twelve 30
                                            day months.

                                            Class B Units:

                                            0.10875% per annum on the basis of a
                                            360 day year consisting of twelve 30
                                            day months.

                                            The right of the Class A Units to
                                            accrued interest is pari passu with
                                            the right of the Class B Units to
                                            accrued interest from accrued
                                            interest on the securities.

Interest Reset Period:                      Not Applicable

Rating:                                     Class A Units:

                                            Aa3 by Moody's

                                            A+ by S&P

Rating Agencies:                            Moody's and S&P

Scheduled Final Distribution Date:          February 15, 2033. The Units will
                                            have the same final maturity as the
                                            Underlying Securities.

Prepayment/Redemption:                      The Trust Property is subject to
                                            redemption in accordance with the
                                            terms of the Underlying Securities
                                            and as described in Schedule II and
                                            is subject to call in accordance
                                            with Schedule III. Any such call or
                                            redemption will cause a redemption
                                            of a corresponding portion of the
                                            Class A Units and a proportional
                                            reduction in the Notional Amount of
                                            the Class B Units.

                                            If the call rights under the Swap
                                            Agreement are partially exercised or
                                            if there is a partial redemption of
                                            the Securities, (i) the Trustee will
                                            randomly select Class A Units to be
                                            redeemed in full from the proceeds
                                            of such partial exercise of the Swap
                                            Agreement or if there is a partial
                                            redemption of the Securities and
                                            (ii) the Trustee will first redeem,
                                            up to a Notional Amount equal to the
                                            principal amount of Underlying
                                            Securities subject to such exercised
                                            or terminated call, Class B Units
                                            held by any Swap Counterparty who
                                            has exercised its call rights under
                                            the Swap Agreement or who will be
                                            selected for termination of call
                                            rights and then by random selection.
                                            If sufficient funds are not
                                            available to redeem each such
                                            redeemed Unit in full, one Unit may
                                            be fractionally redeemed as a result
                                            of each such partial redemption or
                                            exercise.

Additional Distribution:                    Class A Units:

                                            If any of the Securities are
                                            redeemed by the Security Issuer
                                            prior to April 3, 2008, each of the
                                            Class A Units being redeemed in
                                            connection with such redemption of
                                            Securities or related exercise of
                                            the call rights under the Swap
                                            Agreement shall receive a pro rata
                                            distribution from the proceeds of
                                            such redemption or exercise in
                                            respect of principal, price or
                                            premium with respect to the
                                            Securities in excess of the
                                            corresponding Unit Principal Balance
                                            of the Class A Units to be redeemed,
                                            up to a maximum of $2.50 per Class A
                                            Unit being redeemed.

                                            If the Underlying Security Issuer
                                            gives notice of a self-tender as to
                                            Underlying Securities held by the
                                            Trust and a Swap Counterparty
                                            exercises its call rights under a
                                            Swap Agreement in connection with
                                            such self-tender for settlement
                                            prior to April 3, 2008, each
                                            redeemed Class A Unitholder shall
                                            receive an additional distribution
                                            of $1.50 per Class A Unit from the
                                            proceeds of such exercise in respect
                                            of principal, price or premium with
                                            respect to the Underlying Securities
                                            in excess of the corresponding Unit
                                            Principal Balance of the Class A
                                            Units to be redeemed.

                                            Class B Units:

                                            If the Securities are redeemed by
                                            the Security Issuer or if the Swap
                                            Counterparty exercises its call
                                            rights under the Swap Agreement,
                                            then the Class B Units designated
                                            for a reduction in Notional Amount
                                            in connection with such redemption
                                            or exercise shall receive (i) an
                                            amount up to the Class B Present
                                            Value Amount as of the date of such
                                            reduction in Notional Amount as an
                                            additional distribution from the
                                            proceeds of such redemption
                                            remaining after required
                                            distributions to the Class A Units
                                            or (ii) any Class B Unit Payment
                                            Obligation as payable under the Swap
                                            Agreement in connection with such
                                            exercise, as applicable. In no event
                                            will amounts payable on the Class B
                                            Units under this provision exceed
                                            the Class B Present Value Amount.

                                            "Class B Present Value Amount"
                                            means, with respect to a date, an
                                            amount equal to the present value of
                                            the Future Class B Unit Interest for
                                            such date in respect of the
                                            corresponding portion of the
                                            Notional Amount of the Class B Units
                                            being reduced discounted at a rate
                                            of 6.125% per annum on the basis of
                                            a 360 day year consisting of twelve
                                            30 day months.

                                            "Future Class B Unit Interest" means
                                            with respect to any date of
                                            reduction in the Notional Amount of
                                            the Class B Units resulting from a
                                            redemption of the Securities or an
                                            exercise of call rights under the
                                            Swap Agreement, the interest on the
                                            corresponding portion of the
                                            Notional Amount of the Class B
                                            Units, other than interest paid or
                                            accrued through such date, that
                                            would accrue at the rate and in the
                                            manner specified hereunder and would
                                            be payable at the times specified
                                            hereunder on such corresponding
                                            portion of the Notional Amount of
                                            the Class B Units to the Scheduled
                                            Final Distribution Date had such
                                            reduction of the Notional Amount of
                                            the Class B Units not occurred.

Swap Agreement:                             The ISDA Master Agreement referred
                                            to in Schedule III and any
                                            assignment thereof.

Swap Counterparty:                          Party A to the Swap Agreement
                                            referred to in Schedule III or any
                                            assignee thereof.

                                            In the event of a partial redemption
                                            or self-tender for the Underlying
                                            Securities:

                                            i) in the case of a partial
                                            redemption, to the extent options
                                            corresponding to more Underlying
                                            Securities than are subject to such
                                            partial redemption are exercised, a
                                            number of options exercised by each
                                            Swap Counterparty shall be deemed
                                            rescinded (and each Swap
                                            Counterparty shall be entitled to
                                            exercise such rescinded options in
                                            the future) such that (a) the total
                                            amount of options exercised
                                            corresponds to the number of
                                            Underlying Securities redeemed and
                                            (b) each Swap Counterparty's
                                            exercise is reduced proportionately
                                            to the number of options such Swap
                                            Counterparty initially exercised.

                                            (ii) in the case of a self-tender
                                            for the Underlying Securities the
                                            Trustee shall tender to the
                                            Underlying Security Issuer an amount
                                            of the Underlying Securities equal
                                            to the total number of options
                                            exercised, and shall apply the
                                            proceeds of such tender in cash
                                            settlement of such options as
                                            provided in the Swap Agreement;
                                            provided, however, that to the
                                            extent any amount of Underlying
                                            Securities tendered is not accepted
                                            by the Underlying Security Issuer
                                            and paid for in accordance with the
                                            terms of the tender offer, such
                                            options relating to the Underlying
                                            Securities so tendered and not
                                            accepted shall be deemed rescinded
                                            and no settlement thereof shall be
                                            deemed to have occurred, with the
                                            number of such rescinded options to
                                            be allocated among the Swap
                                            Counterparties in proportion to the
                                            number of options initially
                                            exercised (and each Swap
                                            Counterparty shall be entitled to
                                            exercise such rescinded options in
                                            the future).

Swap Termination Payment:                   With respect to each $1,000 face
                                            amount of Underlying Securities and
                                            each corresponding option under the
                                            Swap Agreement, an amount equal to
                                            the excess (if any) of the sale
                                            proceeds or redemption proceeds of
                                            the Underlying Securities, as
                                            applicable, reduced by (x) accrued
                                            interest on the Underlying
                                            Securities, (y) the $1,000 of Unit
                                            Principal Balance of the Class A
                                            Units and the Class B Present Value
                                            Amount with respect to $1,000 of the
                                            Notional Amount of Class B Units to
                                            be redeemed in relation to such sale
                                            or redemption and (z) any additional
                                            distribution on the Class A Units to
                                            be redeemed in relation to such sale
                                            or distribution.

                                            In connection with a partial
                                            redemption, such Swap Termination
                                            Payment shall be allocated among
                                            multiple Swap Counterparties in
                                            proportion to the number of options
                                            held by each Swap Counterparty
                                            (after giving effect to any exercise
                                            of options in connection with such
                                            partial redemption as set forth
                                            above under "Swap Counterparty").

Swap Notional Amount:                       The notional amount specified in
                                            Schedule III.

Swap Payment Date:                          Not Applicable

Swap Rate:                                  Not Applicable

Distribution Date:                          Each February 15 and August 15, or
                                            the next succeeding Business Day if
                                            such day is not a Business Day,
                                            commencing August 15, 2003, and any
                                            other date upon which funds are
                                            available for distribution in
                                            accordance with the terms hereof.

                                            If any payment with respect to the
                                            Underlying Securities held by the
                                            Trust is not received by the Trustee
                                            by 12 noon (New York City time) on a
                                            Distribution Date, the corresponding
                                            distribution on the Units will not
                                            occur until the next Business Day
                                            that the Trust is in receipt of
                                            proceeds of such payment prior to 12
                                            noon, with no adjustment to the
                                            amount distributed or the Record
                                            Date.

Record Date:                                The record date for each
                                            Distribution Date shall be the third
                                            Business Day prior to such
                                            Distribution Date, without
                                            adjustment for any change in the
                                            Distribution Date due to the receipt
                                            of funds for distribution after 12
                                            noon.

Form:                                       Global Security

Depositary:                                 DTC

Trustee Fees and Expenses:                  As compensation for and in payment
                                            of trust expenses related to its
                                            services hereunder other than
                                            Extraordinary Trust Expenses, the
                                            Trustee will receive Trustee Fees on
                                            each Distribution Date in the amount
                                            equal to $2,000. The Trustee Fee
                                            shall cease to accrue after
                                            termination of the Trust. The
                                            "Trigger Amount" with respect to
                                            Extraordinary Trust Expenses for the
                                            Trust is $25,000 and the Maximum
                                            Reimbursable Amount is $100,000. The
                                            Trustee Fee will be paid by the
                                            Expense Administrator. Expenses will
                                            be reimbursed by the Expense
                                            Administrator in accordance with the
                                            Expense Administration Agreement.

Expense Administrator:                      The Trustee will act as Expense
                                            Administrator on behalf of the Trust
                                            pursuant to an Expense
                                            Administration Agreement, dated as
                                            of the date of the Trust Agreement
                                            (the "Expense Administration
                                            Agreement"), between the Trustee as
                                            Expense Administrator (the "Expense
                                            Administrator") and the Trust.

                                            The Expense Administrator will
                                            receive a fee equal to $6,500
                                            payable on each Distribution Date.
                                            Amounts in respect of an additional
                                            payment obligation of any Swap
                                            Counterparty in respect of the
                                            Expense Administrator's fee shall
                                            also be considered part of the
                                            Expense Administrator's fee
                                            hereunder and under the Expense
                                            Administration Agreement. The
                                            Expense Administrator's fee is
                                            payable only from available interest
                                            receipts received with respect to
                                            the Underlying Securities after
                                            application of such receipts to
                                            payment of accrued interest on the
                                            Units. The Amounts specified in the
                                            paragraph are also referred to as
                                            the "Expense Administrator's Fee".

                                            The Expense Administrator will be
                                            responsible for paying the Trustee
                                            Fee and reimbursing certain other
                                            expenses of the Trust in accordance
                                            with the Expense Administration
                                            Agreement.

Listing: The Depositor has applied to list the Class A Units on the New York Stock Exchange.

ERISA Restrictions:                         With respect to the Class A Units,
                                            no ERISA Restrictions apply. With
                                            respect to the Class B Units, the No
                                            Plan Restriction applies.

QIB Restriction:                            Not applicable to the Class A Units.
                                            Applicable to the Class B Units.

Trust Wind-Up Event:                        If (i) cash settlement applies under
                                            the Swap Agreement (other than in
                                            connection with a self-tender or
                                            redemption by the Underlying
                                            Security Issuer for the Underlying
                                            Securities), (ii) a Trust Wind-Up
                                            Event has occurred in connection
                                            with the exercise of any call rights
                                            under the Swap Agreement and (iii)
                                            the Selling Agent cannot obtain a
                                            bid for the Underlying Securities in
                                            excess of 100% of the amount
                                            specified in the Swap Agreement,
                                            then the Underlying Securities will
                                            not be sold, the Swap Counterparty's
                                            exercise of the call rights will be
                                            rescinded (and the Swap Counterparty
                                            shall be entitled to exercise such
                                            options in the future) and any
                                            related Trust Wind-Up Event will be
                                            deemed not to have occurred.

Termination:                                If a Trust Wind-Up Event occurs, any
                                            Underlying Securities held by the
                                            Trust will be liquidated (by
                                            delivery to the Underlying Security
                                            Issuer in the event of a redemption,
                                            pursuant to the terms of the
                                            applicable Swap Agreement in the
                                            event of an exercise of options
                                            under a Swap Agreement or otherwise
                                            by sale thereof).

                                            If the related Trust Wind-Up Event
                                            occurs due to a redemption of the
                                            Underlying Securities by the
                                            Underlying Securities Issuer or an
                                            exercise of the call rights under
                                            the Swap Agreement as to all
                                            Underlying Securities held by the
                                            Trust, (i) amounts received as
                                            accrued interest on the Underlying
                                            Securities will be applied pro rata
                                            as to amounts treated as accrued
                                            interest outstanding on the Class A
                                            Units and the Class B Units, (ii)
                                            amounts received as principal or par
                                            on the Underlying Securities
                                            (including any portion of the Strike
                                            Price (as defined in the Swap
                                            Agreement) will be applied to the
                                            Unit Principal Balance of the Class
                                            A Units up to 100% of the Unit
                                            Principal Balance of each Class A
                                            Unit and (iii) any additional
                                            amounts received in respect of
                                            principal, price or premium (or any
                                            portion of the Strike Price in
                                            excess of the amount in (ii)) will
                                            be in each case applied first to the
                                            Class A Units as an additional
                                            distribution and second to the Class
                                            B Units as an additional
                                            distribution in the event of any
                                            payment in connection with any
                                            redemption, but only up to the
                                            amount specified under "Additional
                                            Distributions" in this Trust
                                            Agreement. Notwithstanding the
                                            foregoing, any Class B Unit Payment
                                            Obligation made by the Swap
                                            Counterparty under the Swap
                                            Agreement will be distributed to the
                                            Class B Units as set forth under
                                            "Additional Distributions".
                                            Remaining accrued interest will be
                                            applied to the Expense
                                            Administrator's fee. Amounts in
                                            respect of an additional payment
                                            obligation of each Swap Counterparty
                                            in respect of the Expense
                                            Administrator's Fee will be paid to
                                            the Expense Administrator. Remaining
                                            amounts will be allocated to any
                                            applicable additional distribution
                                            on the Class B Units and then to the
                                            Swap Termination Payment.

                                            If the Trust is terminated for any
                                            other reason, the proceeds of
                                            liquidation will be applied to
                                            redeem the Class A Units, up to
                                            their stated principal balance, and
                                            the Class B Units. The Class A Units
                                            will have a claim on the proceeds of
                                            the liquidation equal to their
                                            aggregate Unit Principal Balance
                                            plus accrued interest. The Class B
                                            Units will have a claim on the
                                            proceeds of liquidation equal to
                                            accrued interest plus the Class B
                                            Present Value Amount, in each case
                                            as of such date of termination. If
                                            the proceeds of the liquidation are
                                            less than the combined claim amounts
                                            of the Class A Units and the Class B
                                            Units, the proceeds will be
                                            distributed in proportion to the
                                            claim amounts of the Class A Units
                                            and the Class B Units in full
                                            satisfaction of the claims of the
                                            Units. If the proceeds of
                                            liquidation exceed the stated
                                            principal balance of the Class A and
                                            the Class B Present Value of the
                                            Class B Units and the accrued
                                            interest on the Underlying
                                            Securities, the excess will be paid
                                            to the Swap Counterparty as a Swap
                                            Termination Payment under the Swap
                                            Agreement, other than amounts
                                            payable to the Expense Administrator
                                            in respect of the Expense
                                            Administrator's Fee.

Self-Tenders by
Underlying Security Issuer:                 The Trust will not participate in
                                            any self-tender by the Underlying
                                            Security Issuer for the Underlying
                                            Securities and the Trustee will not
                                            accept any instructions to the
                                            contrary from the Unitholders,
                                            except in connection with an
                                            exercise by a Swap Counterparty of
                                            its call rights. Any Swap
                                            Counterparty may exercise its call
                                            rights in connection with any
                                            self-tender in accordance with the
                                            Swap Agreement and the Trustee may
                                            participate in the self tender by
                                            the Underlying Security Issuer on
                                            behalf of an exercising Swap
                                            Counterparty.

Depositor Optional Exchange:                Depositor Optional Exchange applies
                                            to this Series of Units.

                                            Section 5.12(c)(ii) of the Standard
                                            Terms shall be incorporated herein
                                            by replacing 5.12 (c)(ii) with the
                                            following: "(ii) such exchange is to
                                            be effected on any Distribution Date
                                            or any date that is 90 days before
                                            or after a Distribution Date (or the
                                            succeeding Business Day if such date
                                            is not a Business Day) with 45 days
                                            notice".

                                            Pursuant to 5.12(c)(iii) each Swap
                                            Counterparty and the Expense
                                            Administrator must consent to such
                                            an exchange.

Terms of Retained Interest:                 Notwithstanding any other provision
                                            herein or in the Standard Terms, the
                                            Depositor retains the right to
                                            receive any and all interest that
                                            accrues on the Underlying Securities
                                            prior to the Closing Date. The
                                            Depositor will receive such accrued
                                            interest on the first Distribution
                                            Date (or redemption date if earlier)
                                            for the Units and such amount shall
                                            be paid from the interest payment
                                            made with respect to the Underlying
                                            Securities on the first Distribution
                                            Date.

                                            The amount of the Retained Interest
                                            is $678,822.

                                            If an Underlying Security Default
                                            occurs on or prior to the first
                                            Distribution Date and the Depositor
                                            does not receive such Retained
                                            Interest amount in connection with
                                            such Distribution Date, the
                                            Depositor will have a claim for such
                                            Retained Interest, and will share
                                            pro rata with holders of the Units
                                            to the extent of such claim in the
                                            proceeds from the recovery on the
                                            Underlying Securities.

Call Option Terms:                          Not Applicable.

Sale of Underlying Securities:              If the Swap Counterparty is not an
                                            affiliate of the Selling Agent, the
                                            Selling Agent will extend a right of
                                            first refusal to each Swap
                                            Counterparty to purchase the
                                            Underlying Securities at the highest
                                            bid received by the Selling Agent.

                                            If more than one Swap Counterparty
                                            exercises such right of first
                                            refusal, Underlying Securities will
                                            be sold to each exercising Swap
                                            Counterparty in proportion to the
                                            number of options held by such Swap
                                            Counterparty; provided, that if only
                                            one Swap Counterparty exercises such
                                            right of first refusal, such Swap
                                            Counterparty shall be entitled to
                                            purchase all of the Underlying
                                            Securities to be sold by the Selling
                                            Agent.

                                            If cash settlement applies and if a
                                            Swap Counterparty exercises any of
                                            its call rights other than in
                                            connection with a redemption of or a
                                            self-tender for the Underlying
                                            Securities by the Underlying
                                            Security Issuer, a number of
                                            Underlying Securities corresponding
                                            to the number of call rights
                                            exercised by the Swap Counterparty
                                            (or in the event of an exercise of
                                            call rights in excess of the amount
                                            to be redeemed, the number of call
                                            rights equal to such excess) will be
                                            sold by the Selling Agent on behalf
                                            of the Trust. If the Selling Agent
                                            cannot obtain a bid for the
                                            Underlying Securities in excess of
                                            the amount specified in the Swap
                                            Agreement, then the Underlying
                                            Securities will not be sold, the
                                            Swap Counterparty's exercise, other
                                            than with respect to Securities
                                            being redeemed, will be rescinded
                                            (and the Swap Counterparty shall be
                                            entitled to exercise such call
                                            rights in the future) and any
                                            related Trust Wind-Up Event will be
                                            deemed not to have occurred.

Selling Agent:                              Morgan Stanley & Co. Incorporated.

Rating Agency Condition:                    The definition of Rating Agencies
                                            Condition in the Standard Terms
                                            shall not apply.

                                            "Rating Agency Condition": With
                                            respect to any specified action or
                                            determination, means receipt of (i)
                                            written confirmation by Moody's (if
                                            the Units are rated by Moody's, for
                                            so long as the Units are outstanding
                                            and rated by Moody's) and (ii)
                                            written confirmation by S&P (if the
                                            Units are rated by S&P, for so long
                                            as the Units are outstanding and
                                            rated by S&P), that such specified
                                            action or determination will not
                                            result in the reduction or
                                            withdrawal of their then-current
                                            ratings on the Units. Such
                                            satisfaction may relate either to a
                                            specified transaction or may be a
                                            confirmation with respect to any
                                            future transactions which comply
                                            with generally applicable conditions
                                            published by the applicable rating
                                            agency.

Voting: With respect to any voting or other rights of any Unitholder or Class of Units based on the Unit Principal Balance of the applicable Units, each Class B Unitholder shall be treated as holding Units with a Unit Principal Balance equal to the Notional Amount of the Units held by such Class B Unitholder.

                                   Schedule II
                            (Terms of Trust Property)

Underlying Securities:                      Goldman Sachs Group, Inc. 6.125%
                                            debentures due February 15, 2033

Underlying Security Issuer:                 Goldman Sachs Group, Inc.

Principal Amount:                           $80,000,000

Underlying Security Rate:                   6.125%

Credit Ratings:                             Aa3 by Moody's

                                            A+ by S&P

Listing:                                    None

Underlying Security
Issuance Agreement:                         An indenture dated as of May 19,
                                            1999 between the Underlying Security
                                            Issuer and the Underlying Security
                                            Trustee as supplemented and amended
                                            from time to time.

Form:                                       Global

Currency of
Denomination:                               United States dollars

Acquisition Price by Trust:                 $78,739,000

Underlying Security
Payment Date:                               Each February 15 and August 15

Original Issue Date:                        The Underlying Securities were
                                            issued on or about February 13,
                                            2003.

Maturity Date:                              February 15, 2033

Sinking Fund Terms:                         Not Applicable

Redemption Terms:                           The Underlying Securities are
                                            redeemable at any time, subject to a
                                            make-whole payment, if any,
                                            calculated at the time of
                                            redemption. Upon a "tax event", the
                                            Underlying Security Issuer may
                                            redeem the Underlying Securities for
                                            a redemption price equal to the
                                            principal amount plus accrued
                                            interest, if any.

CUSIP No.:/ISIN No.                         38141GCU6

Underlying Security Trustee:                The Bank of New York

Available Information
Regarding the Underlying Security Issuer
(if other than U.S.
Treasury obligations):                      The Underlying Security Issuer is
                                            subject to the informational
                                            requirements of the Securities
                                            Exchange Act of 1934, as amended,
                                            and in accordance therewith files
                                            reports and other information with
                                            the Securities and Exchange
                                            Commission (the "Commission"). Such
                                            reports and other information can be
                                            inspected and copied at the public
                                            reference facilities maintained by
                                            the Commission at 450 Fifth Street,
                                            N.W., Washington, D.C. 20549 and at
                                            the following Regional Offices of
                                            the Commission: Woolworth Building,
                                            233 Broadway, New York, New York
                                            10279, and Northwest Atrium Center,
                                            500 West Madison Street, Chicago,
                                            Illinois 60661. Copies of such
                                            materials can be obtained from the
                                            Public Reference Section of the
                                            Commission at 450 Fifth Street,
                                            N.W., Washington, District of
                                            Columbia 20549 at prescribed rates.

                                  Schedule III
                              (Call Option Confirm)

                                                                  MORGAN STANLEY


--------------------------------------------------------------------------------
Date:  April 3, 2003

To:    SATURNS Trust No. 2003-6          From:      Morgan Stanley & Co.
                                                    International Limited
Attn:  Asset-Backed Securities Group     Contact:   John Kehoe
       SATURNS Trust No. 2003-6

Fax:   312-904-2084                      Fax:       212-761-0406

Tel:   312-904-9387                      Tel:       212-761-1395
--------------------------------------------------------------------------------

Re: Bond Option Transaction. MS Reference Number SQ2AR

     The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between you and Morgan Stanley & Co. International Limited ("MSIL"), with Morgan Stanley & Co. Incorporated ("MS&Co."), as agent, on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement below.

     The definitions and provisions contained in the 1997 ISDA Government Bond Option Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation and this transaction shall be deemed a "Government Bond Option Transaction" for purposes of such definitions. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

     1. This Confirmation supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of the date hereof, as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

     2. The terms of the particular Transaction to which this Confirmation relates are as follows:

I. General Terms

Trade Date:                                 April 3, 2003

Option Style:                               American

Option Type:                                Call

Buyer:                                      MSIL ("Party A")

Seller:                                     SATURNS Trust No. 2003-6 ("Party B")

Bonds:                                      The obligation identified as follows:
                                            Bond Issuer:               Goldman Sachs Group, Inc.
                                            Issue:                     6.125% debentures due 2033
                                            CUSIP:                     38141GCU6
                                            Coupon:                    6.125%
                                            Maturity Date:             February 15, 2033
                                            Face Amount Purchased:     USD 80,000,000


Premium:                                    USD $200,000

Premium Payment Date:                       April 3, 2003

Number of Options:                          80,000

Option Entitlement:                         USD 1,000 of face amount of the
                                            Bonds per Option.

Strike Price:                               (i) For any Exercise Date prior to
                                            April 3, 2008, the redemption price
                                            of the Bonds including any
                                            make-whole amount (expressed as a
                                            percentage) subject to a maximum of
                                            110%, in the case of an exercise
                                            related to a redemption, or 106%, in
                                            the case of an exercise related to a
                                            self-tender by the Bond Issuer for
                                            Bonds held by the Trust, in each
                                            case of the corresponding portion of
                                            the face amount of the Bonds but
                                            exclusive of accrued interest on the
                                            Bonds or (ii) for any Exercise Date
                                            on or after April 3, 2008, 100% of
                                            the face amount of the Bonds
                                            exclusive of accrued interest.

Calculation Agent:                          Party A

II. Exercise Terms

Automatic Exercise:                         Inapplicable

Exercise Period:                            Any Business Day from, and
                                            including, 9:00 a.m. (New York time)
                                            on April 3, 2008, to, and including,
                                            the Expiration Time on the
                                            Expiration Date; provided, however,
                                            the Exercise Period shall also
                                            include any Business Day prior to
                                            April 3, 2008, if notice of
                                            redemption or self-tender has been
                                            delivered by the Bond Issuer as to
                                            Bonds held by the Trust.

Exercise Date:                              For each Option exercised, the day
                                            during the Exercise Period on which
                                            that Option is exercised.

Rescission of Exercise:                     Party A may rescind its notice of
                                            exercise at any time prior to the
                                            Settlement Date by providing notice
                                            of rescission to Party B.

                                            If Cash Settlement applies and if
                                            Party B cannot obtain a bid for the
                                            Bonds held by it in excess of the
                                            Strike Price plus the Additional
                                            Payment Obligation of Party A
                                            together with accrued interest on
                                            the Bonds, then Party A's notice of
                                            exercise shall be rescinded;
                                            provided that this provision shall
                                            not apply in connection with a
                                            redemption. If Cash Settlement
                                            applies and Party A exercises its
                                            Options in connection with a
                                            self-tender for settlement prior to
                                            April 3, 2008, Party A's notice of
                                            exercise shall be automatically
                                            rescinded if the price offered by
                                            the Bond Issuer does not exceed the
                                            Strike Price plus the Additional
                                            Payment Obligation of Party A
                                            together with accrued interest on
                                            the Bonds.

                                            Upon any rescission of exercise
                                            (whether pursuant to the foregoing
                                            sentence or otherwise) the Options
                                            for which notice of exercise was
                                            given and for which exercise was
                                            rescinded shall continue in full
                                            force and effect without regard to
                                            such provision of notice.

                                            Any Options exercised under this
                                            Transaction may be deemed rescinded
                                            to the extent so provided under
                                            Schedule I to the Trust Agreement.

Multiple Exercise:                          Applicable

Minimum Number of Options:                  1

Written Confirmation of Exercise:           Applicable. Buyer shall give
                                            exercise notice which may be given
                                            orally (including by telephone)
                                            during the Exercise Period but no
                                            later than the Notification Date.
                                            Buyer will execute and deliver a
                                            written exercise notice confirming
                                            the substance of such oral notice,
                                            however, failure to provide such
                                            written notice will not affect the
                                            validity of the oral notice.

Limitation on Rights of MSIL:               Buyer may, by written notice thereof
                                            to Seller, delegate its rights to
                                            provide a notice of exercise
                                            hereunder to a third party (the
                                            "Third Party"). Any such delegation
                                            will be irrevocable by Buyer without
                                            the written consent of the Third
                                            Party. Any such Third Party will
                                            have the same rights and obligations
                                            regarding providing notice of
                                            exercise hereunder as the Buyer had
                                            prior to such delegation. While any
                                            such delegation is effective, Seller
                                            will only recognize a notice of
                                            exercise that is provided by the
                                            Third Party.

Notification Date:                          The Swap Counterparty may give
                                            notice of its intention to exercise
                                            the call rights under the Swap
                                            Agreement on not less than 15 or
                                            more than 60-calendar days' notice.
                                            The Swap Counterparty may give
                                            notice of its intention to exercise
                                            its call rights under the Swap
                                            Agreement with respect to Bonds held
                                            by the Trust as to which the Bond
                                            Issuer has given notice of its
                                            intention to redeem or notice of a
                                            self-tender with two business days
                                            notice prior to the settlement of
                                            exercise but no later than 4:00 p.m.
                                            New York time on the second Business
                                            Day immediately preceding the
                                            scheduled settlement of the
                                            redemption or self-tender.

Limited Right to Confirm Exercise:          Inapplicable

Expiration Date:                            February 15, 2030

Expiration Time:                            4:00 p.m. New York time

Business Days:                              New York and Chicago

III. Settlements:

Settlement:                                 Cash Settlement if MSIL is Party A
                                            or if the Options are exercised in
                                            connection with a redemption or
                                            self-tender; otherwise Physical
                                            Settlement. Party A will notify
                                            Party B separately regarding the
                                            clearance system details for
                                            Physical Settlement.

Spot Price (Cash Settlement Only):          The cash proceeds received by Party
                                            B in connection with sale of the
                                            Bonds by Party B, excluding any
                                            amounts in respect of accrued
                                            interest. In the event of redemption
                                            or self-tender by the Bond Issuer,
                                            the redemption price or self tender
                                            price, as applicable, paid by the
                                            Bond Issuer, excluding accrued
                                            interest.

Cash    Settlement     Amount    (Cash      The Cash Settlement Amount shall be
Settlement Only):                           adjusted to reflect the Additional
                                            Payment Obligation of Party A.

Bond  Payment   (Physical   Settlement      The Bond Payment shall also include
Only):                                      the Additional Payment Obligation of
                                            Party A.

Deposit  of  Bond  Payment   (Physical      Party A must deposit the Bond
Settlement Only):                           Payment with the Trustee on the
                                            Business Day prior to the Exercise
                                            Date. The Bonds are to be delivered
                                            "free" to Party A.

Additional   Payment   Obligation   of      To the Expense Administrator (the
Party A:                                    "Expense Administrator Payment
                                            Obligation"):

                                            If the Bond Issuer has not given
                                            notice of redemption in connection
                                            with any exercise of Options
                                            hereunder and if any such exercise
                                            is an exercise of less than all
                                            Options remaining unexercised
                                            hereunder, Party A shall pay to the
                                            Expense Administrator an amount
                                            equal to the present value of a
                                            stream of payments equal to $6,500
                                            payable on each payment date for the
                                            Bonds until the maturity of the
                                            Bonds discounted at a rate of 5.0%
                                            per annum on the basis of a 360 day
                                            year consisting of twelve 30 day
                                            months from the date of such
                                            exercise until the Scheduled Final
                                            Distribution Date (as defined in the
                                            Trust Agreement), assuming for this
                                            purpose that the Trust (as defined
                                            in the Trust Agreement) is not
                                            terminated prior to the Scheduled
                                            Final Distribution Date, multiplied
                                            by the Option Entitlement multiplied
                                            by the number of Options exercised
                                            and divided by $80,000,000.

                                            To Party B for Payment on the Class
                                            B Units (the "Class B Unit Payment
                                            Obligation"):

                                            Upon any exercise hereunder, Party A
                                            shall pay to Party B, for
                                            distribution with respect to the
                                            Class B Units outstanding under the
                                            Trust Agreement, the Class B Present
                                            Value Amount (as defined in the
                                            Trust Agreement).

Settlement Date:                            For Cash Settlement, as applicable,
                                            the Business Day of settlement of
                                            the sale of the Bonds by Party B or
                                            the Business Day of settlement of a
                                            redemption of Bonds by the Bond
                                            Issuer. For Physical Settlement, the
                                            Exercise Date.


     3. Additional Definitions.

     "Expense Administration Agreement" means the expense administration agreement dated as of the date hereof between Party B and the Expense Administrator.

     "Expense Administrator" means LaSalle Bank National Association acting pursuant to the "Expense Administration Agreement".

     "Trust Agreement" means the trust agreement dated as of the date hereof between the MS Structured Asset Corp. and LaSalle Bank National Association.

     4. Representations. Morgan Stanley & Co. Incorporated is acting as agent for both parties but does not guarantee the performance of Party A.

     5. Additional Termination Event. As set forth in the Agreement, a Trust Wind-Up Event will result in an Additional Termination Event under the Agreement with respect to which Party B shall be the Affected Party and this Transaction shall be an Affected Transaction. A redemption by the Bond Issuer of a portion of the Bonds held by Party B will result in a partial Additional Termination Event to the extent of the Bonds being so redeemed (or, to the extent there are multiple Swap Counterparties, to such portion of the Bonds being redeemed allocable to the options held by Party A) if Party A does not exercise Options hereunder corresponding to such Bonds.

     6. Swap Termination Payments. In the event an Early Termination Date is designated with respect to which this Transaction is an Affected Transaction, there shall be payable to Party A as a termination payment for each option so terminated in lieu of the termination payment determined in accordance with
Section 6(e) of the Agreement, the amount specified as the Swap Termination Payment in the Trust Agreement.

     7. Assignment. The rights under this Confirmation and the Agreement may be assigned at any time and from time to time in whole or in part; provided that the Rating Agency Condition (as defined in the Trust Agreement) is satisfied with respect to such assignment and any transfer. The transferee in any such assignment or transfer must be a qualified institutional buyer as defined in Rule 144A under the Securities Act of 1933, as amended.

     8. Tax Undertaking. Party A agrees to treat each option hereunder as a call option for United States Federal Income Tax purposes.

     9. Account Details.

Payments to Party A:            Citibank, N.A., New York
                                SWIFT BIC Code: CITIUS33
                                ABA No.  021 000 089
                                FAO: Morgan Stanley & Co. International Limited
                                Account No. 3042-1519

Operations Contact:             Barbara Kent
                                Tel  212-537-1449
                                Fax  212-537-1868

Payments to Party B:            LaSalle Bank, Chicago, Illinois
                                ABA No. 071 000 505
                                Reference:  SATURNS 2003-6
                                Unit Account / AC-2090067/
                                Account No.: 67-9191-908

Operations Contact:             Andy Streepey
                                Tel:  312-904-9387
                                Fax: 312-904-2084

                                                                  MORGAN STANLEY



     Please confirm that the foregoing correctly sets forth the terms of our agreement MS Reference Number SQ2AR by executing this Confirmation and returning it to us.

Best Regards,

Best Regards,

MORGAN STANLEY & CO. INTERNATIONAL LIMITED


BY: /s/ John Kehoe
   -------------------------
     Name:  John Kehoe
     Title: Attorney in fact

Acknowledged and agreed as of the date first written above:

SATURNS TRUST NO. 2003-6
BY:  LaSalle Bank National Association,
      solely as Trustee and not in its individual capacity.


BY: /s/ Ann M. Kelly
    ------------------------
     Name:   Ann M. Kelly
     Title:  Assistant Vice President


MORGAN STANLEY & CO. INCORPORATED hereby agrees to and acknowledges its role as agent for both parties in accordance with the Schedule to the Agreement.


BY: /s/ John Kehoe
   -------------------------
     Name:  John Kehoe
     Title: Attorney in fact